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                                                                    EXHIBIT 10.4

                                AMENDMENT NO. 3

     AMENDMENT NO. 3, dated as of September 23, 1998 (this "Amendment"), between TrizecHahn Centers Inc., a California corporation ("THCI"), and The Rouse Company, a Maryland corporation ("Rouse"), and Westfield America, Inc., a Missouri corporation ("Westfield" and, together with Rouse the "Acquirors").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, THCI, Rouse and Westfield are parties to an Asset Purchase Agreement, dated as of April 6, 1998, as amended by letter agreement dated as of July 30, 1998, Amendment No. 1 dated as of July 31, 1998 and Amendment No. 2 dated as of August 31, 1998 (the "Asset Purchase Agreement"; terms defined in the Asset Purchase Agreement and not otherwise defined herein being used herein as therein defined;

     WHEREAS, THCI, Rouse and Westfield desire to amend the Asset Purchase Agreement as set forth in this Amendment; and

     WHEREAS, pursuant to Section 12.09 of the Asset Purchase Agreement, the Asset Purchase Agreement may be amended by the parties hereto.

     NOW THEREFORE, in consideration of the premises and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                   AMENDMENT TO THE ASSET PURCHASE AGREEMENT

     SECTION 1.01. Amendment to Section 5.01(e). Section 5.01(e) of the Asset Purchase Agreement is hereby amended by deleting the fourth sentence thereof and replacing such sentence with the following:

          "At the Applicable Closing, the Acquirors shall cause an Affiliate of either Acquiror to purchase the TC Interest of the applicable Co-Tenant (and, at such time, all amounts owed between the co-tenants shall be settled) and, thereafter the Acquirors shall cause each associated Property to continue to be held as a Tenancy under the applicable tenancy-in-common agreement until the earlier of (i) the sale to an unaffiliated third party by the applicable Acquiror's associated co-tenants of the entire Property Assets associated with such Property or (ii) January 1, 2001, in the case of North County Fair, and January 1, 2000, in the case of Fashion Show;

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          provided that nothing contained herein shall prevent Acquiror's associated co-tenants from transferring partial co-tenancy interests in each associated Property."

                                  ARTICLE II

                              GENERAL PROVISIONS

     SECTION 2.01. Authority; Effect on Asset Purchase Agreement.

          (a)  THCI hereby represents as follows:

               (i) THCI has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Asset Purchase Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

               (ii) The execution and delivery of this Amendment by THCI and the consummation by THCI of the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment) have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of THCI are necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

               (iii) This Amendment has been duly and validly executed and delivered by THCI and, assuming the due authorization, execution and delivery by Rouse and Westfield, the Asset Purchase Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of THCI, enforceable against THCI in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

          (b) Rouse and Westfield each, severally but not jointly, hereby represents as follows:

               (i) Such Acquiror has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Asset Purchase Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

               (ii) The execution and delivery of this Amendment by such Acquiror and the consummation by them of the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment) have been duly and validly authorized by
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     all necessary corporate action and no other corporate proceedings on the part of such Acquiror is are necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                   (iii) This Amendment has been duly and validly executed and delivered by such Acquiror and, assuming the due authorization, execution and delivery by THCI, the Asset Purchase Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of such Acquiror, enforceable against such Acquiror in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

           (c) Except as amended hereby, the provisions of the Asset Purchase Agreement are and shall remain in full force and effect.

     SECTION 2.02. Counterparts. This Amendment may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 2.03. Governing Law. This Amendment shall be governed in the same manner as provided in Section 12.10 of the Asset Purchase Agreement.

        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, THCI, Rouse and Westfield have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                       TRIZECHAHN CENTERS, INC.


                                       By /s/ Douglas L. Hageman
                                          -------------------------------------
                                          Name:  Douglas L. Hageman
                                          Title: Senior Vice President
                                                 and General Counsel


                                       THE ROUSE COMPANY


                                       By /s/ R.E. Galen
                                          --------------------------------------
                                          Name:  Richard E. Galen
                                          Title: Vice President


                                       WESTFIELD AMERICA, INC.


                                        By /s/ Irv Hepner
                                          --------------------------------------
                                          Name:  Irv Hepner
                                          Title: Secretary